UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2025

ATOMERA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 University Avenue, Suite 280

Los Gatos, California 95032

(Address of principal executive offices)

(408) 442-5248

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $0.001	ATOM	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2025, we entered into an Amended and Restated Employment Agreement (“Restated Agreement”) with our President and Chief Executive Officer, Scott A. Bibaud. We had entered into an Employment Agreement (“Original Agreement”) with Mr. Bibaud dated March 3, 2025 and the Restated Agreement restates and thereby supersedes the Original Agreement.

The only substantive change to the Original Agreement made by way of the Restated Agreement is to delete Section 1.1(i)(v) from the Original Agreement. Pursuant to Section 1.1(i)(v) of the Original Agreement, a Change of Control (as defined in the Original Agreement and Restated Agreement, or the “Agreements”) of Atomera was included among those events that would constitute Good Reason (as defined in the Agreements). The practical effect of the deletion of Section 1.1(i)(v) is to change Mr. Bibaud’s severance payment upon a Change of Control from a so-called “single trigger” to a “double trigger.” In other words, whereas the Original Agreement provided that Mr. Bibaud would be entitled to a severance payment upon a Change of Control, pursuant to the Restated Agreement a Change of Control alone will not entitle Mr. Bibaud to a severance payment and, in the event of a Change of Control, Mr. Bibaud will only be entitled to a severance payment in the event he is terminated without Cause (as defined in the Agreements) or he resigns for Good Reason.

The foregoing discussion of the terms of Mr. Bibaud’s employment is not complete and is qualified in its entirety by reference to the full text of the Restated Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement dated May 5, 2025 between Registrant and Scott A. Bibaud

104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATOMERA INCORPORATED

Dated: May 5, 2025	/s/ Francis B. Laurencio
Francis B. Laurencio, Chief Financial Officer

3